UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2023
AgileThought, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39157	87-2302509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd. Suite 1650E, Irving, Texas	(971) 501-1140	75039
(Address of Principal Executive Offices)	(Registrant's telephone number, including area code)	(Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AGIL	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AGILW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, AgileThought, Inc. (the “Company”) has defaulted under that certain Financing Agreement, dated as of May 27, 2022 (as amended to date, the “Financing Agreement”), by and among the Company and the other loan parties thereto (collectively, the “Financing Agreement Loan Parties”), the lenders thereunder (the “1L Lenders”), and Blue Torch Finance LLC, as administrative and collateral agent for such lenders (the “1L Agent”), for which it sought forbearance.

On April 18, 2023, the Company and the other Financing Agreement Loan Parties entered into a forbearance agreement regarding the Financing Agreement, as first amended as of May 14, 2023 (the “Financing Forbearance Agreement”). Pursuant to the Financing Forbearance Agreement, the 1L Agent and the 1L Lenders agreed to forbear (the “Forbearance”) from accelerating their obligations and otherwise exercising any rights and remedies (other than certain limited remedies, such as continuing to accrue applicable default interest) under the Financing Agreement and the other Loan Documents (as defined in the Financing Agreement), originally until May 10, 2023, and as first amended until May 19, 2023, or earlier in the event of non-compliance with certain representations, covenants ant other requirements, all subject to the terms and conditions thereof.

On May 19, 2023, the Company and the other Financing Agreement Loan Parties entered into a Second Amendment to the Financing Forbearance Agreement pursuant to which the Forbearance was extended through May 26, 2023, or earlier in the event of non-compliance with certain representations, covenants and other requirements, all subject to the terms and conditions thereof.

The foregoing description of the Second Amendment to the Financing Forbearance Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text thereof, a copy of which is being filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit(s).

Exhibit Number	Exhibit Description
10.1	Second Amendment to Forbearance Agreement, dated as of May 19, 2023, by and among AgileThought, Inc., certain lenders and other parties relating to the U.S. borrower.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2023

AGILETHOUGHT, INC.

By:	/s/ Amit Singh
Amit Singh
Chief Financial Officer